Exhibit 99.1

AÉROPOSTALE, INC. TAKES NEXT STEPS IN BUSINESS TRANSFORMATION

Commences Voluntary Chapter 11 Process with Commitment for $160 Million in DIP Financing

Expects to Emerge Within Six Months With a Right-Sized Store Footprint, Improved Operational Efficiencies and a Clear Resolution of Its Ongoing Disputes with Sycamore Partners

 Near-Term Actions Include Store Closing Sales at 113 U.S. Stores and All 41 Stores in Canada

NEW YORK, May 4, 2016 – Aéropostale, Inc. (OTCQX: AROP) today took the next steps in its ongoing business transformation by filing voluntary petitions under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. The Company expects to use the Chapter 11 process to optimize its store footprint, access additional tools to shed or renegotiate burdensome contracts, resolve its ongoing disputes with Sycamore Partners and achieve long-term financial stability.

The Company intends to emerge from the Chapter 11 process within the next six months as a standalone enterprise with a smaller store base, increased operating efficiencies and reduced SG&A expenses. The Company is also continuing its previously announced sale process to confirm that it is maximizing the value of its assets and achieving the best possible outcome for stakeholders. Any potential sale would be expected to be completed within the next six months.

As part of this effort to position the Company for long-term success, Aéropostale is reviewing its leases and other contracts to ensure they are competitive with current market dynamics.  The Company today announced an initial store closure list of 113 U.S. locations, as well as all 41 stores in Canada. Store closing sales are scheduled to begin in the United States during the weekend of May 7-8, 2016, and in Canada during the week of May 9, 2016.

“While initiatives such as the implementation of our two-chain Factory and Mall strategy and our merchandise repositioning have started to gain traction, the ripple effects of an ongoing dispute with our second-largest supplier put substantial strain on our liquidity while also preventing us from realizing the full benefits of our turnaround plans. As a result, we have chosen to take more decisive and aggressive action to create a leaner, more efficient business that is well-positioned to compete and succeed in today’s retail environment,” said Julian Geiger, Chief Executive Officer. “We appreciate the loyalty and support of our customers, employees and business partners as we complete this process.”

In conjunction with the Chapter 11 filings, Aéropostale secured a commitment for $160 million in debtor-in-possession (“DIP”) financing provided by Crystal Financial LLC, which, combined with operating cash flow, will allow Aéropostale to meet its go-forward financial commitments.

The Company has also filed a series of motions that, pending Court approval, will allow it to pay employee wages and benefits without interruption, honor all gift cards in full, uphold the terms of its international licensing agreements, and pay suppliers in the normal course of business. These motions are typical in the Chapter 11 process and are generally heard in the first days of the case. The Company separately expects to use provisions in the Bankruptcy Code that require suppliers to meet the terms of their pre-existing contracts.

Additional information can be found at www.ARORestructuring.com.  Suppliers and landlords may call our support center +1 (917) 877-5966 or toll-free at +1 (855) 360-2999. They also may email suppliers@aeropostale.com or landlords@aeropostale.com.

Aéropostale is advised in this transaction by Weil, Gotshal & Manges LLP, Stifel Financial Corp. and FTI Consulting.

About Aéropostale, Inc.
Aéropostale, Inc. is a specialty retailer of casual apparel and accessories, principally serving young women and men through its Aéropostale® and Aéropostale Factory™ stores and website and 4 to 12 year-olds through its P.S. from Aéropostale stores and website. The Company provides customers with a focused selection of high quality fashion and fashion basic merchandise at compelling values in an exciting and customer friendly store environment. Aéropostale maintains control over its proprietary brands by designing, sourcing, marketing and selling all of its own merchandise. As of May 1, 2016 the Company operated 739 Aéropostale® stores in 50 states and Puerto Rico, 41 Aéropostale stores in Canada and 25 P.S. from Aéropostale® stores in 12 states. In addition, pursuant to various licensing agreements, the Company's licensees currently operate 322 Aéropostale® and P.S. from Aéropostale® locations in the Middle East, Asia, Europe, and Latin America.  Since November 2012, Aéropostale, Inc. has operated GoJane.com, an online women's fashion footwear and apparel retailer.

SPECIAL NOTE: THIS PRESS RELEASE AND ORAL STATEMENTS MADE FROM TIME TO TIME BY REPRESENTATIVES OF THE COMPANY CONTAIN CERTAIN "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ALL STATEMENTS, OTHER THAN STATEMENTS OF HISTORICAL FACTS, INCLUDED IN THIS PRESS RELEASE AND SUCH ORAL STATEMENTS THAT ADDRESS ACTIVITIES, EVENTS OR DEVELOPMENTS THAT THE COMPANY EXPECTS, BELIEVES, TARGETS OR ANTICIPATES WILL OR MAY OCCUR IN THE FUTURE ARE FORWARD-LOOKING STATEMENTS. THE COMPANY’S ACTUAL RESULTS MIGHT DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS AS A RESULT OF CERTAIN RISKS AND OTHER FACTORS, WHICH COULD INCLUDE THE FOLLOWING: RISKS AND UNCERTAINTIES RELATING TO THE CHAPTER 11 CASES, INCLUDING BUT NOT LIMITED TO, THE COMPANY’S ABILITY TO OBTAIN BANKRUPTCY COURT APPROVAL WITH RESPECT TO MOTIONS IN THE CHAPTER 11 CASES, THE EFFECTS OF THE CHAPTER 11 CASES ON THE COMPANY AND ON THE INTERESTS OF VARIOUS CONSTITUENTS, BANKRUPTCY COURT RULINGS IN THE CHAPTER 11 CASES AND THE OUTCOME OF THE CHAPTER 11 CASES IN GENERAL, THE LENGTH OF TIME THE COMPANY WILL OPERATE UNDER THE CHAPTER 11 CASES, RISKS ASSOCIATED WITH THIRD PARTY MOTIONS IN THE CHAPTER 11 CASES, THE POTENTIAL ADVERSE EFFECTS OF THE CHAPTER 11 CASES ON THE COMPANY’S LIQUIDITY OR RESULTS OF OPERATIONS AND INCREASED LEGAL AND OTHER PROFESSIONAL COSTS NECESSARY TO EXECUTE THE COMPANY’S REORGANIZATION; THE DIP FINANCING IS SUBJECT TO CERTAIN CONDITIONS, WHICH CONDITIONS MAY NOT BE SATISFIED FOR VARIOUS REASONS, INCLUDING FOR REASONS OUTSIDE OF THE COMPANY’S CONTROL; THE IMPACT OF AN ABILITY TO SUCCESSFULLY IMPLEMENT PLANNED STORE CLOSURES AND TO RIGHT-SIZE STORE FOOTPRINT; THE COMPANY’S ABILITY TO IMPLEMENT OPERAITONAL IMPROVEMENT EFFICIENCIES; UNCERTAINTY ASSOCIATED WITH EVALUATING AND COMPLETING ANY STRATEGIC OR FINANCIAL ALTERNATIVE AS WELL AS THE COMPANY’S ABILITY TO IMPLEMENT AND REALIZE ANY ANTICIPATED BENEFITS ASSOCIATED WITH ANY ALTERNATIVE THAT MAY BE PURSUED; SUCCESSFUL IMPLEMENTATION OF OUR TWO-CHAIN FACTORY, MALL STRATEGY AND MERCHANDISE REPOSITIONING; THE CONSEQUENCES OF THE ACCELERATION OF OUR DEBT OBLIGATIONS; THE COMPANY’S LIQUIDITY AND ABILITY TO CONTINUE AS A GOING CONCERN; THE COMPANY’S ABILITY TO GENERATE OR OBTAIN FROM EXTERNAL SOURCES SUFFICIENT LIQUIDITY FOR OPERATIONS AND DEBT SERVICE; THE IMPACT OF THE FAILURE OF A KEY VENDOR TO DELIVER MERCHANDISE IN ACCORDANCE WITH OUR CONTEMPLATED ARRANGEMENT, TO COME TO A RESOLUTION WITH SUCH VENDOR OR TO OBTAIN ALTERNATIVE SOURCING IN A TIMELY MANNER; RISKS ASSOCIATED WITH ANY DEFAULT UNDER OUR DEBT AGREEMENTS; RISKS ASSOCIATED WITH OUR ABILITY TO MAKE PAYMENTS ON AND TO REPAY OR REFINANCE THE COMPANY’S DEBT OR GENERATE SUFFICIENT CASH; RISKS ASSOCIATED WITH THE INABILITY TO ACCESS SUFFICIENT LIQUIDITY, AS WELL AS THE OTHER RISK FACTORS SET FORTH IN THE COMPANY'S FORM 10-K AND QUARTERLY REPORTS

ON FORM 10-Q, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY THEREFORE CAUTIONS READERS AGAINST RELYING ON THESE FORWARD-LOOKING STATEMENTS. ALL FORWARD-LOOKING STAEMENTS ATTRIBUTED TO THE COMPANY OR PERSONS ACTING ON THE COMPANY’S BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE FOREGOING CAUTIONARY STATEMENTS. ALL SUCH STATEMENTS SPEAK ONLY AS OF THE DATE MADE, AND, EXCEPT AS REQUIRED BY LAW, THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE PUBLICLY ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Media Contact:
Rachel Rosenblatt, FTI Consulting
(212) 850-5697 or Rachel.Rosenblatt@FTIConsulting.com

Investor Contact:
Effie Veres, FTI Consulting
(212) 850-5600 or Effie.Veres@FTIConsulting.com

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